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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 23, 1998


                             FIRSTMERIT CORPORATION
             (Exact name of registrant as specified in its charter)



         OHIO                         0-10161              34-1339938
(State or other jurisdiction of     (Commission           (IRS employer
incorporation or organization)      file number)          identification number)



III CASCADE PLAZA, 7TH FLOOR  AKRON, OHIO        44308        (330) 384-8000
 (Address of Principal Executive Offices)      (Zip Code)    (Telephone Number)











                                    Copy to:

                                Kevin C. O'Neil
                               Brouse & McDowell
                            500 First National Tower
                             Akron, Ohio 44308-1471
                                 (330) 434-5207


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ITEM 5.  OTHER EVENTS.

         On October 23, 1998, FirstMerit Corporation ("FirstMerit") completed its acquisition of Security First Corp. ("Security First") whereby Security First was merged with and into FirstMerit. FirstMerit is the surviving entity. The merger was completed pursuant to the Agreement of Affiliation and Plan of Merger between Security First and FirstMerit, dated April 5, 1998. The merger was structured as a tax-free exchange for Security First shareholders who received FirstMerit common stock, and will be accounted for as a pooling-of-interest transaction.

         The terms of the merger are more fully described in the FirstMerit and Security First Prospectus/Proxy Statement dated July 1, 1998, included in FirstMerit's Form S-4 Registration No. 333-57439.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  EXHIBITS.

              99.1 Agreement of Affiliation and Plan of Merger dated April 5, 1998 by and between FirstMerit Corporation and Security First Corp. (Incorporated by reference from Exhibit 99.1 of Form 8-K filed by the registrant on April 9, 1998.)

              99.2 Security First Corp. Stock Purchase Option dated April 5, 1998 (Incorporated by reference from Exhibit 99.2 of Form 8-K filed by the registrant on April 9, 1998.)

              99.3 Text of Press Release dated October 23, 1998 issued by FirstMerit Corporation

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FIRSTMERIT CORPORATION


Dated: October 23, 1998                       By: /s/ Terry E. Patton
                                                  -----------------------------
                                                  Terry E. Patton
                                                  Secretary







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                             FIRSTMERIT CORPORATION
                           CURRENT REPORT ON FORM 8-K



                               INDEX OF EXHIBITS


         EXHIBIT

              99.1 Agreement of Affiliation and Plan of Merger dated April 5, 1998 by and between FirstMerit Corporation and Security First Corp. (Incorporated by reference from Exhibit 99.1 of Form 8-K filed by the registrant on April 9, 1998.)

              99.2 Security First Corp. Stock Purchase Option dated April 5, 1998 (Incorporated by reference from Exhibit 99.2 of Form 8-K filed by the registrant on April 9, 1998.)

              99.3 Text of Press Release dated October 23, 1998 issued by FirstMerit Corporation




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